Acquired Loans Accounted for Under ASC Subtopic 310-20 (Detail) (Westernbank Puerto Rico [Member], A S C Subtopic 31020 [Member], USD $) In Thousands, unless otherwise specified	Apr. 30, 2010
Westernbank Puerto Rico [Member] | A S C Subtopic 31020 [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Fair value of loans	$ 290,810
Gross contractual amounts receivable (principal and interest)	457,201
Estimate of contractual cash flows not expected to be collected	$ 164,427